Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED APRIL 30, 2014
TO PROSPECTUS DATED APRIL 30, 2014

Effective April 30, 2014, the Meeder Funds® Prospectus is amended as follows:

Spectrum Fund is not available for purchase at this time.

This Supplement and the Prospectus dated April 30, 2014 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.